SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2006

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On April 13, 2006, Senetek Plc (the “Company”) appointed Mr. William O’Kelly, 51, as Chief Financial Officer of the Company, Mr. O’Kelly replaces Dawn Croft who had been the Company’s principal financial officer on a consulting basis since December 2005. Mr. O’Kelly had been, since July 2005, a financial consultant to Netopia, Inc. (OTCBB: NTPA.OB), an Emeryville, California company that manufactures and distributes broadband customer premises equipment, remote management software and broadband services. Mr. O’Kelly’s responsibilities at Netopia included leading the effort to redesign Netopia’s financial and accounting system and to assist with Netopia’s annual audit. From July 2001 through July 2005, Mr. O’Kelly was Chief Financial Officer and corporate secretary for Agentis Software, a privately owned application development software company headquartered in Walnut Creek, California. As CFO, Mr. O’Kelly had overall responsibility for all financial and accounting matters. Mr. O’Kelly’s significant contributions at Agentis included assisting with two equity capital raises resulting in aggregate proceeds to the company of $23 million. From April 1998 through July 2001 Mr. O’Kelly was Vice President Finance and Treasurer for Informix Software, a publicly traded, database software design company based in Menlo Park, California. In this position, Mr. O’Kelly reported directly to the Chief Financial Officer of Informix and was responsible for, among other things, treasury functions (e.g., money management and investment, foreign currency control and risk management) and certain SEC reporting functions. Prior to April 1998, Mr. O’Kelly held a variety of finance and accounting positions with enterprises that included Chemical Supplier Technology, Air Liquide America Corporation and Ernst & Young. There is no pre-existing arrangement or understanding which required that Mr. O’Kelly be selected to assume the duties of Senetek’s principal financial officer. Mr. O’Kelly has no familial relationship with any other of our directors or executive officers.

Item 8.01	Other Events

On April 13, 2006 the Company issued a press release announcing Mr. O’Kelly’s appointment as Chief Financial Officer.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is filed as part of this report:

1. Press release dated April 13, 2006 is filed as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006		SENETEK PLC (Registrant)

	By:	\s\ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated April 13, 2006 announcing Mr. O’Kelly’s appointment as Chief Financial Officer.

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